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                                                                   EXHIBIT 10.25

                             STOCK OPTION AGREEMENT


  AGREEMENT made as of this 28th day of July, 1999 by and between NEWS COMMUNICATIONS, INC., a corporation organized under the laws of the State of Nevada (the "Company"), and Gary Weiss (the "Optionee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

  WHEREAS, Optionee was instrumental in bringing about the employment by the Company of Steven Farbman as the Company's President and Chief Executive Officer; and

  WHEREAS, the Company desires to compensate the Optionee for his efforts.

  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

  1.  Grant of Option.  Upon the terms and subject to the conditions set forth
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herein, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement, the right and option (the "Option") to purchase 150,000 shares of the Company's common stock (the "Common Stock") at $2.25 per share.

  2.  Vesting and Exercise of Option.  The Option shall vest as of the date
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hereof and shall expire on the fifth anniversay of the date hereof (the
"Termination Date"). Subject to the terms and conditions set forth herein, the Optionee may exercise all or part of the Option any time prior to the Termination Date.

  3.  Method of Exercising Option.  The Optionee may exercise the Option by
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delivering to the Company (i) a written notice stating the number of shares of
Common Stock that the Optionee has elected to purchase at that time from the Company and (ii) full payment of the purchase price of the shares of Common Stock then to be purchased.

  Payment of the purchase price for the shares of Common Stock upon any exercise of the Option may be made by certified or bank cashier's check payable to the order of the Company, by wire transfer subject to the Company's instructions or by delivery of shares of Common Stock having a fair market value equal to the purchase price of the Common Stock issuable upon exercise of the Option, duly endorsed in blank or accompanied by appropriate stock powers, together with such amount as the Company shall, in its sole discretion, deem necessary to satisfy any tax withholding obligation or tax arising by reason of the transfer of such shares of Common Stock.

  Only full shares of Common Stock with an aggregate fair market value (as determined by the Company) not exceeding the purchase price of the Option will be accepted in
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payment, and any portion of the Option price which is in excess of such aggregate fair market value must be paid in cash or by certified or bank cashier's check payable to the order of the Company, it being understood that the Company shall not be required to pay cash in exchange for tendered certificates. If the tendered certificate(s) evidence more shares of Common Stock than are accepted for payment, an appropriate replacement certificate shall be issued to the Optionee for the number of excess shares of Common Stock.

  4.  Issuance of Common Stock upon Exercise of Option.  As promptly as
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practicable after receipt of such written notification of the Optionee's election to exercise the Option and full payment of such purchase price, the Company shall issue or transfer to the Optionee the number of shares of Common Stock with respect to which the Option has been so exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

  5.  Securities Law Acknowledgments.   The Optionee acknowledges that the
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shares of Common Stock issued upon exercise of the Option may not be registered under applicable securities laws, that such shares of Common Stock purchased upon the exercise of the Option must be held indefinitely unless subsequently registered under the applicable securities laws or unless an exemption therefrom is available and at the election of the Company, such certificates may bear such legends regarding the limited transferability of the shares of Common Stock under applicable securities laws as counsel for the Company may require. The shares of Common Stock issued pursuant to the terms of this Agreement shall represent fully paid and nonassessable shares of Common Stock.

  6.  Optionee.  Whenever the word "Optionee" is used in any provision of this
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Agreement under circumstances where the provision should logically be construed to apply to the executors, administrators or person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

  7.  Transferability.  The Option may be transferred by the Optionee only to a
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member of the Optionee's immediate family or pursuant to applicable laws of descent and distribution.

  8.  Rights as Shareholder.  The Optionee shall have no rights as a shareholder
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with respect to any share of Common Stock covered by the Option until the
Optionee shall have become the holder of record of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Optionee shall become the holder of record thereof.

  9.  Adjustment for Recapitalization, Merger, Etc.  The aggregate
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number of shares of Common Stock that may be purchased pursuant to the Option, the number of shares of Common Stock covered by the Option and the price per share shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a
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stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company.

  Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger, combination, consolidation or other business transaction, the Option shall cover the securities to which a holder of the number of shares of Common Stock covered by the unexercised portion of the Option would have been entitled pursuant to the terms of the merger or consolidation.

  Upon the dissolution or liquidation of the Company, the Option shall terminate; provided, however, that the surviving corporation may grant an option or options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve the rights and benefits of the Option.

  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board of Directors of the Company in its sole discretion. Any such adjustments may provide for the elimination of any fractional share which might otherwise become subject to the Option.


  10.  Compliance with Law.  Notwithstanding any of the provisions hereof, the
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Optionee hereby agrees that the Optionee will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares of Common Stock to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such Common Stock shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this regard by the Compensation Committee or, in the absence of a Compensation Committee, by the Board of Directors shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of Common Stock pursuant thereto to comply with any law or regulation of any governmental authority.

  11.  Notice.  Every notice or other communication relating to this Agreement
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shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its executive offices at 174-15 Horace Harding Expressway, Fresh Meadows, NY 11365 and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to the Optionee at the address shown below the Optionee's signature to this Agreement.

  12.  Entire Agreement.  This Agreement sets forth the complete understanding
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of the Company and the Optionee with respect to the subject matter hereof and supersedes all prior understandings, whether oral or written.
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  13.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York (without giving effect to principles of conflicts of law).

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                   NEWS COMMUNICATIONS, INC.


                                   By:  /s/  Steven Farbman
                                        -------------------
                                   Name:  Steven Farbman
                                   Title: President and Chief Executive Officer



                                   /s/  Gary Weiss
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                                   Name:  Gary Weiss
                                   Address: 99 Seaview Boulevard
                                            Port Washington, NY  11050